SUPPLEMENT DATED JUNE 28, 2013 TO
                     THE PROSPECTUS DATED NOVEMBER 28, 2012

                   GUGGENHEIM DEFINED PORTFOLIOS, SERIES 998

        New Jersey Municipal Portfolio of CEFs, Series 11 (the "Trust")
                              File No. 333-185108

     Notwithstanding anything to the contrary in the Prospectus, footnote number 2 under the "Fees and Expenses" section on page 13 of the Prospectus is hereby replaced with the following:

     (2) The deferred sales fee is fixed at $0.245 per unit and is deducted in monthly installments of $0.0817 per unit on the last business day of July 2013 and August 2013 and $0.0816 per unit in September 2013. The percentage provided is based on a $10 per unit Public Offering Price as of Inception Date and the percentage amount will vary over time. If units are redeemed prior to the deferred sales fee period, the entire deferred sales fee will be collected.

                       Please keep for future reference.